Exhibit 99.1
FOR IMMEDIATE RELEASE
TUESDAY, AUGUST 31, 2010
CARE INVESTMENT TRUST INC. ANNOUNCES SUSPENSION OF TRADING ON
NEW YORK STOCK EXCHANGE AND INTENTION TO APPEAL THE SUSPENSION
Intends To Seek OTCQX Listing To Facilitate Trading During Pendency Of Appeal
NEW YORK — August 31, 2010 — Care Investment Trust Inc. (NYSE: CRE) (“Care” or the “Company”), a real estate investment and finance company that invests in healthcare-related real estate and commercial mortgage debt, today announced that it received a letter dated August 27, 2010, from the New York Stock Exchange (“NYSE”) stating that (i) the common stock of the Company was suspended from the NYSE as of market close on August 26, 2010, and (ii) an application by the NYSE to the Securities and Exchange Commission (“SEC”) to delist the issue is pending completion of applicable NYSE procedures, which includes the Company’s right to appeal the NYSE Staff’s decision. The letter also stated that the NYSE decision was made after having received the final results on the completion of the Company’s self tender offer, which confirmed that fewer than 600,000 shares of the Company’s common stock remained publicly held.
The Company intends to appeal the NYSE Staff’s decision and to promptly take steps to cure the deficiency related to the minimum number of publicly held shares. However, there can be no assurance that it will be successful in doing so. The review process by NYSE requires a minimum of 25 business days from receipt of the Company’s notice of appeal.
The actions being considered to address the deficiency related to the minimum number of publicly held shares include the possible declaration of a stock split to be effected in the form of a stock dividend, subject to, among other things, the review and approval of the Board of Directors of the Company. The Company will update stockholders regarding this issue in a future press release.
In order to facilitate trading in its stock during the pendency of the NYSE appeal process, the Company intends to apply for listing on the OTCQX listing platform. There can be no assurance that such application will be granted by the OTCQX or that there will continue to be an active trading market for the Company’s common stock. The Company will update stockholders of the acceptance or denial of the OTCQX application through the issuance of a future press release.
Prior to the completion of the OTCQX application process, stockholders may trade the Company’s stock through their brokers on the OTCQB.

About Care Investment Trust
Care Investment Trust Inc. is a real estate investment and finance company investing in healthcare-related real estate and commercial mortgage debt.
Safe Harbor Statement
This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond Care Investment Trust Inc.’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “target,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting Care Investment Trust Inc.’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements in addition to those factors specified in Care Investment Trust Inc.’s Annual Report on Form 10-K/A, as well as Care Investment Trust Inc.’s Quarterly Reports on Form 10-Q. Care Investment Trust Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
For more information on the Company, please visit the Company’s website at www.carereit.com
FOR FURTHER INFORMATION:
AT CARE INVESTMENT TRUST:
Torey Riso
President & Chief Executive Officer
(212) 771-9516
torey.riso@carereit.com

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